                                                                EXHIBIT 10.12

                               FUNDEX GAMES, LTD.
                        1996 EMPLOYEE STOCK OPTION PLAN

     1. PURPOSES OF THE PLAN. The purposes of this 1996 Employee Stock Option Plan (the "PLAN") are to attract and retain the best available personnel, to provide additional incentive to the Employees of the Company and its Subsidiaries, to promote the success of the Company's business and to enable the Employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company.

     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

           (a) "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

           (b) "BOARD" shall mean the Board of Directors of the Company.

           (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

           (f) "COMMON STOCK" shall mean the Common Stock of the Company.

           (e) "COMPANY" shall mean Fundex Games, Ltd., a Nevada corporation.

           (f) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed.

           (g) "CONTINUOUS EMPLOYMENT" OR "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of employment or service as an Employee by or to the Company or any Parent or Subsidiary of the Company which now exists or is hereafter organized or acquired by or acquires the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries or its successors.

           (h) "DISABILITY" shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months. In determining the Disability of an Optionee, the Board may require the Optionee to furnish proof of the existence of Disability and may .select a physician to examine the Optionee. The final determination as to the Disability of the Optionee shall be made by the Board.

           (i) "DISINTERESTED PERSON" shall mean an administrator of the Plan who, during the one year prior to service as an administrator of the Plan, has not been granted or awarded and, during such service, is not granted or awarded stock, stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons. The term "DISINTERESTED PERSON" shall be interpreted in a manner consistent with the meaning of such term under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

           (j) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors. A person shall not be deemed to be employed by the Company merely because such person is a member of the Board of Directors of the Company or a consultant to the Company.

           (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

           (l) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

           (m) "NONSTATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

           (n) "OPTION" shall mean a stock option granted pursuant to the Plan evidencing the grant of a right to an Employee pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

           (o) "OPTION AGREEMENT" shall mean a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

           (p) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

           (q) "OPTIONEE" shall mean an Employee who is granted an Option.

           (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Sections 424 (e) and (g) of the Code.

           (s) "PLAN" shall mean this 1995 Stock Option Plan.

           (t) "SHARE" or "SHARES" shall mean shares of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

           (u) "STOCK PURCHASE AGREEMENT" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which is to be executed as a condition of purchasing Optioned Stock upon exercise of an Option.

           (v) "SUBSIDIARY" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

           (w) "TERMINATION FOR CAUSE" shall mean termination of employment as a result of (i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee's willful and continued failure to perform the duties assigned to him or her as an Employee, (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company; (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee's taking or knowingly omitting to take any other action or actions in the performance of Optionee's duties as an Employee without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Board, have caused or substantially contributed to the material deterioration in the business or financial condition of the Company or any Affiliate, taken as a whole.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold pursuant to the exercise of Options under the Plan is 250,000 Shares. The Shares may be authorized, but unissued or reacquired Shares.

     If an Option should expire or become unexercisable for any reason without having been exercised in full or if the Company repurchases Shares from the Optionee pursuant to the terms of a Stock Purchase Agreement, the unpurchased or repurchased Shares, respectively, which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for other Options under the Plan.

     4. ADMINISTRATION OF THE PLAN.

     (a) PROCEDURE. The Plan shall be administered by the Board. Members of the Board who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to him or her.

     The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act and unless the Board determines otherwise, from the effective date of such registration until six months after the termination of such registration, all grants of Options to persons subject to the provisions of Section 16(b) of the Exchange Act during any and all periods of time when all members of the Board do not qualify as Disinterested Persons shall be made by, or only in accordance with the recommendations of, a Committee of two or more persons having full authority to act in the matter and all of whom are Disinterested Persons.

     (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value per Share; (iii) to determine the terms and conditions of vesting of Options, the exercise price of the Options and the consideration to be paid for shares upon the exercise of Options (which exercise price and consideration shall be determined in accordance with Section 7 of the Plan); (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option Agreement and each Stock Purchase Agreement (each of which need not be identical with the terms of other Options and Stock Purchase Agreements) and, with the consent of the holder thereof, to modify or amend each Option and Stock Purchase Agreement; (vii) to determine whether a stock repurchase agreement or other agreement will be required to be executed by any Employee as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (viii) to interpret the Plan, the Option Agreements, the Stock Purchase Agreements or any agreement entered into with respect to the grant or exercise of Options; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

     (c) EFFECT OF THE BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionee's and any other holders of Options.

     5. ELIGIBILITY. Options may be granted only to Employees (including employees of the Company who are also directors of the Company). An Employee who has been granted an Option may, if such Employee is otherwise eligible, be granted additional Options.

     6. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective as of the date of the adoption of the Plan by the Company's Board of Directors subject to the approval by the Company's shareholders within 12 months before or after the date the Plan Is adopted; provided, however, that Options may be granted pursuant to the Plan prior to such shareholder approval subject to subsequent approval of the Plan by such shareholders. The Plan shall continue in effect for a term of ten years unless sooner terminated in accordance with the terms and provisions of the Plan.

     7. OPTION PRICE AND CONSIDERATION.

     (a) EXERCISE PRICE. The exercise price per Share for the Shares to be issued pursuant to the exercise of a Nonstatutory Stock Option shall be not less than 85% of the "fair market value" per Share, as described below. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Incentive Option shall be the fair market value per Share. However, with respect to both Incentive Stock Options and Nonstatutory Stock Options, the exercise price shall be 110% of the fair market value per Share on the date of grant in the case of any Optionee who, at the time the Option is granted, owns stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries.

     (b) FAIR MARKET VALUE. The fair market value per Share on the date of grant shall be determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), or, in the event the Common Stock is listed on a stock exchange or on the NASDAQ Stock Market, the fair market value per Share shall be the closing price on the exchange or on the NASDAQ Stock Market as of the date of grant of the Option, as reported in THE WALL STREET JOURNAL.

     (c) PAYMENT OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board in its discretion on the date of grant and may consist of cash, check, promissory notes or other forms of legally permitted consideration if authorized by the Board in connection with the grant of an Option.

     8. OPTIONS.

     (a) TERMS AND PROVISIONS OF OPTIONS. As provided in Section 4 of this Plan and subject to any limitations specified herein, the Board shall have the authority to determine the terms and provisions of any Option granted under the Plan or any agreement required to be executed in connection with the grant or exercise of an Option. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement. Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof.

     (b) NUMBER OF SHARES. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 50,000 Shares. If an Option held by an Employee is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

     (c) TERM OF OPTION. The term of each Option may be up to ten years from the date of grant thereof, as determined by the Board upon the grant of the Option and specified in the Option Agreement, except that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, shall not exceed five years from the date of grant thereof.

     (d) EXERCISE OF OPTION.

                       (i) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER.
                  Any option shall vest and become exercisable at such times, in such installments and under such conditions as may be determined by the Board, specified in the Option Agreement and as shall be permissible under the terms of the Plan, including performance criteria with respect to the Company and/or the Optionee, provided that each Option shall vest and become exercisable at the rate of not less than 20% per year over five years from the date such Option is granted. An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

                       An Option shall be deemed to be exercised when written
                  notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement (including the attachments thereto) substantially in the form of Exhibit B hereto and as may be modified by the Board from time to time, and any other agreements required by the terms of the Plan and/or the Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of the Plan. Until the Option is properly exercised in accordance with the terms of this Section 8(d), no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

                       As soon as practicable after any proper exercise of an
                  Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares. No Option may be exercised unless the Plan has been duly approved by the shareholders of the Company in accordance with applicable law. Notwithstanding anything to the contrary herein, the terms of a Stock Purchase Agreement required to be executed and delivered in connection with the exercise of an Option may require the certificate or certificates representing the Shares purchased upon the exercise of an Option to be delivered and deposited with the Company as security for the Optionee's faithful performance of the terms and conditions of his or her Stock Purchase Agreement.

                       Exercise of an Option in any manner shall result in a
                  decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                       (ii) TERMINATION OF STATUS AS AN EMPLOYEE. If an
                  Optionee ceases to serve as an Employee for any reason other than death or Disability, and thereby terminates his or her Continuous Status As An Employee, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, such Optionee shall have the right to exercise the Option at any time within 30 days subsequent to the last day of such Optionee's Continuous Status As An Employee (unless at the time of grant of such Option the Board specified a longer period, not to exceed 90 days), PROVIDED, however, that no Option shall be exercisable after the expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of the terminating event, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate. In the event that an Optionee's Continuous Status As An Employee terminates due to death or Disability, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, the Option may be exercised any time within 180 days subsequent to the death or Disability of the Optionee (unless at the time of grant of such Option the Board specified a longer period, not to exceed one year), PROVIDED, however, that no Option shall be exercisable after the expiration of the Option term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise such Option at the date of his or her termination due to death or Disability or if such Option is not exercised (to the extent it could be exercised) within the time specified herein, the Option shall terminate.

     (e) LIMIT ON VALUE OF OPTIONED STOCK. To the extent that the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company, its Parent or its Subsidiaries, if any, exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

     (f) EXPIRATION OF OPTION. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in this Section 8, an Option may not be exercised, under any circumstances, after the expiration of its term.

     9. NONTRANSFERABILITY OF OPTIONS. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or as a transfer between spouses incident to a "divorce" within the meaning of Section 1041(a) of the Code, and any such attempt may result, at the discretion of the Board, in the termination of such Options. During the lifetime of the Optionee, his or her Option may be exercised only by such Optionee or his or her legal guardian.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or repurchase of Shares from an Optionee upon termination of employment or service, as well as the exercise price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination, recapitalization or reclassification of the Common Stock, or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (other than stock bonuses to Employees or directors); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

     (b) In the event of a proposed dissolution or liquidation of the Company or the sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding Shares are exchanged for or converted into cash or property or securities not of the Company, the Board shall (i) make provision for the assumption of all outstanding Options by the successor corporation or a Parent or a Subsidiary thereof, or (ii) declare that outstanding Options shall terminate as of a date fixed by the Board which is at least thirty (30) days after the notice thereof to the Optionee (unless such thirty (30) day period is waived by the Optionee) and shall give each Optionee the right to exercise his or her Option as to all or any part of the shares underlying such Option to the extent then exercisable, provided such exercise does not violate Section 8(d)(ii) of the Plan.

     (c) No fractional shares of Common Stock shall be issuable on account of any action described in this Section, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     11. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option, PROVIDED, however, that if the Board determines that such grant shall be as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     12. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of the Code, except that, without approval of the holders of a majority of the shares of the Company's capital stock represented or present and entitled to vote at a valid meeting of the Company's shareholders at which action is taken on an amendment or revision, no such amendment or revision shall:

                 (i) Increase the number of Shares subject to the Plan, other than in connection with an adjustment under Section 10 of the Plan;

                 (ii) Materially change the designation of the
            class of Employees eligible to be granted Options;

                 (iii) Remove the administration of the Plan from
            the Board except to a Committee;

                 (iv) Materially increase the benefits accruing to
            participants under the Plan; or

                 (v) Extend the term of the Plan.

     (b) EFFECT OF AMENDMENT OR TERMINATION. Except as otherwise provided in
Section 10, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

     13. CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and warranty to, the Company as may in the judgment of counsel to the Company be required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or to distribute such Shares if, in the opinion of counsel for the Company, such a representation is appropriate under any of the aforementioned relevant provisions of law.

     14. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available, such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and to sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such Shares as to which such requisite authority shall not have been obtained.

     15. STOCK OPTION AND STOCK PURCHASE AGREEMENTS. Options shall be evidenced by written Option Agreements in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

     16. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon shareholder approval as provided in Section 17 of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under
Section 12 of the Plan.

     17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company represented or present and entitled to vote thereon. All Options granted prior to shareholder approval of the Plan are subject to such approval, and if such approval is not obtained within 12 months before or after the date the Plan is adopted by the Board all such Options shall expire and shall be of no further force or effect.

     18. TAXES, FEES, EXPENSES AND WITHHOLDING OF TAXES.

     (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of

Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     (b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

     19. LIABILITY OF COMPANY. The Company, its Parent or any Subsidiary which is in existence or hereafter comes into existence shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Options intended to be Incentive Stock Options granted hereunder do not qualify as incentive stock options within the meaning of Section 422 of the Code.

     20. INFORMATION TO OPTIONEE. The Company shall provide without charge at least annually to each Optionee during the period his or her Option is outstanding a balance sheet and income statement of the Company. In the event that the Company provides annual reports or periodic reports to its shareholders during the period in which an Optionee's Option is outstanding, the Company shall provide to each Optionee a copy of each such report.

     21. INDEMNIFICATION. No member of the Committee or of the Board shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee or Board member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee or Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     22. NOTICES. Any notice to be given to the Company pursuant to the provisions of this Plan shall be given in writing, addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an employee to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his Option Agreement or Stock Purchase Agreement or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

     23. NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or to retire any Employee at any time with or without cause and with or without notice. No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

     24. LEGENDS ON CERTIFICATES.

     (a) FEDERAL LAW. Unless an appropriate registration statement is filed pursuant to the Federal Securities Act of 1933, as amended, with respect to the Options and Shares issuable under this Plan, each document or certificate representing such Options or Shares shall be endorsed thereon with a legend substantially as follows:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     (b) ADDITIONAL LEGENDS. Each document or certificate representing the Options or Shares issuable under the Plan shall also contain legends as may be required under applicable blue sky laws or by any Stock Purchase Agreement or other agreement the execution of which is a condition to the exercise of an Option under this Plan.

     25. AVAILABILITY OF PLAN. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

     26. INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     27. SEVERABILITY. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     28. APPLICABLE LAW. To the extent that federal laws do not otherwise control, this Plan shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the conflict of laws principles thereof.

                                 (END OF PLAN)

                                  EXHIBIT A-1

                               FUNDEX GAMES, LTD.

                        INCENTIVE STOCK OPTION AGREEMENT

     Fundex Games, Ltd., a Nevada corporation (the "COMPANY"), hereby grants to _________________________ (the "OPTIONEE") an option to purchase a total of
_____ shares of Common Stock (the "SHARES") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1996 Stock Option Plan (the "PLAN") applicable to incentive stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1 NATURE OF THE OPTION. This Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

     2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of ___________________, and it may not be exercised later than
_______________________.

     3. OPTION EXERCISE PRICE. The Option exercise price is $_________ per Share, which price is not less than the fair market value thereof on the date this Option was granted.

     4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

     (a) RIGHT TO EXERCISE. This Option shall vest and be exercisable, cumulatively (Specify vesting schedule, e.g., in five annual installments commencing on the first anniversary of the date of grant and continuing to vest as to one additional installment on every annual anniversary thereafter as long as the Optionee remains an Employee.)

     (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and by an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Board in accordance with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, the Stock Purchase Agreement and/or as required under applicable law. This Option may not be exercised for a fraction of a share.

     (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

     (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 8 (d) (i) of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

     5. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

     (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not is a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

     (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

     6. TERMINATION OF STATUS AS AN EMPLOYEE.

     (a) If the Optionee's Continuous Employment terminates for any reason other than death or Disability, the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

     (b) If the Optionee's Continuous Employment terminates due to the death or Disability of the Optionee, the Option may be exercised at any time within 180 days after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

     (c) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

     7. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the

Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

     8. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or a transfer between spouses incident to a "divorce" within the meaning of Section 1041(a) of the Code, and may be exercised during the lifetime of the Optionee only by such Optionee or his or her legal guardian. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. CONTINUATION OF EMPLOYMENT. Neither the Plan, this Option, nor any Option granted thereunder shall (a) confer upon the Optionee any right whatsoever to continue in the employment of the Company or any of its subsidiaries or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's employment and compensation at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     10. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     11. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                    FUNDEX GAMES, LTD., Inc., a Nevada
                                    corporation


Date: ___________________________   By: ___________________________________

                                    Title: ________________________________


The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Date:____________________________   _______________________________________
                                    Signature of Optionee

                                    _______________________________________
                                    Address

                                    _______________________________________
                                    City      State              Zip Code

     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                  EXHIBIT A-2

                               FUNDEX GAMES, LTD.
                      NONSTATUTORY STOCK OPTION AGREEMENT

     FUNDEX GAMES, LTD., a Nevada corporation (the "COMPANY"), hereby grants to _________________________ (the "OPTIONEE") an option to purchase a total of
______ shares of Common Stock (the "SHARES") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1996 Stock Option Plan (the "PLAN") applicable to nonstatutory stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is NOT intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), or to otherwise qualify for any special tax benefits to the Optionee.

     2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of ________________________, and it may not be exercised later than
____________________.

     3. OPTION EXERCISE PRICE. The Option exercise price is $___________ per Share, which price is not less than 85% of the fair market value thereof on the date this Option was granted.

     4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

           (a) RIGHT TO EXERCISE. This Option shall vest and be exercisable, cumulatively (Specify vesting schedule, e.g., in five annual installments commencing on the first anniversary of the date of grant and continuing to vest as to one additional installment on every annual anniversary thereafter as long as the Optionee remains an Employee.)

           (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and by an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Board in accordance with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the

      Optionee and shall be legended as set forth in the Plan, the Stock Purchase Agreement and/or as required under applicable law. This Option may not be exercised for a fraction of a Share.

           (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

           (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 8
      (d) (i) of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

     5. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

           (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

           (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

     6. TERMINATION OF STATUS AS AN EMPLOYEE.

          (b) If the Optionee's Continuous Employment terminates due to the death or Disability of the Optionee, the Option may be exercised at any time within 180 days after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

          (c) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, and the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

     7. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or a transfer between spouses incident to a "divorce" within the meaning of Section 1041(a) of the Code, and may be exercised during the lifetime of the Optionee only by such Optionee or his or her legal guardian. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. CONTINUATION OF EMPLOYMENT. Neither this Option, the Plan nor any Option granted thereunder shall (a) confer upon the Optionee any right whatsoever to continue in the employment of the Company or any of its Subsidiaries or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's employment and compensation at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     9. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration or other amounts payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option.

     10. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     11. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                    FUNDEX GAMES, LTD., a Nevada corporation

Date: __________________________    By: _____________________________________

                                    Title: __________________________________


     The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Date:__________________________     ________________________________________
                                    Signature of Optionee

                                    ________________________________________
                                    Address

                                    ________________________________________
                                    City        State             Zip Code

     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RFLATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.